Legg Mason Maryland Tax-Free Income Trust
                  Legg Mason Pennsylvania Tax-Free Income Trust
               Legg Mason Tax-Free Intermediate-Term Income Trust

      Supplement to the Institutional Class Prospectus dated August 1, 2003


The thirteenth and fifteenth paragraphs of the section entitled "How To Invest" beginning on Page 14 of the prospectus are hereby deleted. (The thirteenth paragraph begins with: "Each fund and Legg Mason reserve the right....")

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The sixth paragraph of the section entitled "How To Sell Your Shares" beginning on Page 17 of the prospectus is replaced in its entirety with the following:

       Payment of redemption proceeds normally will be made by wire one business day after receipt of a redemption request in good order. Payment of redemption proceeds of shares that were recently purchased by check or acquired through reinvestment of distributions paid on such shares may be delayed for up to ten days from the purchase date until the check has cleared.

The paragraph being replaced begins with: "Payment of redemption proceeds normally will be made...."

                                    * * * * *


The following paragraphs are added to the section entitled "Other" on Page 19 of the prospectus:

       Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the funds to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

       Each fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, because the funds are not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets, each fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice when the fund detects a pattern of excessive trading. Although shareholder transactions are monitored for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.









       Each fund also reserves the right to:

o        suspend the offering of shares for a period of time;

o redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (i.e., in a manner such as to render the shareholder ineligible to purchase shares of the fund);

o waive the minimum investable assets requirement or the minimum initial investment for certain investors; and

o delay sending out redemption proceeds for up to seven days if, in the judgment of the adviser, the fund could be adversely affected by immediate payment. A fund may delay redemptions beyond seven days or suspend redemptions only as permitted by the Securities and Exchange Commission ("SEC").

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The third and fourth paragraphs of the section entitled "Exchange privilege" on page 20 of the prospectus are replaced in their entirety with the following:

       Each fund reserves the right to terminate or modify the exchange privilege after 60 days' written notice to shareholders.



                      This supplement is dated May 5, 2004.
  You should retain this supplement with your prospectus for future reference.